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                                                                 EXHIBIT 23.1








INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Registration Statement of Longs Drug Stores Corporation on Form S-8 of our reports dated February 24, 1995 incorporated by reference in the Annual Report on Form 10-K of Longs Drug Stores Corporation for the year ended January 26, 1995.



/s/ Deloitte & Touche LLP

June 6, 1995